UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2014

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

THE COMPANY HAS FILED A REGISTRATION STATEMENT (INCLUDING A PRELIMINARY PROSPECTUS) WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) FOR THE OFFERING TO WHICH THE PRESENTATION FILED HEREWITH RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE COMPANY HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE COMPANY AND THIS OFFERING. YOU MAY OBTAIN THESE DOCUMENTS FREE OF CHARGE BY VISITING THE SEC ONLINE DATABASE (EDGAR) ON THE SEC’S WEBSITE AT WWW.SEC.GOV.  THE COMPANY’S REGISTRATION STATEMENT ON FORM S-1 CONTAINING THE PRELIMINARY PROSPECTUS, DATED DECEMBER 1, 2014, IS AVAILABLE AT THE FOLLOWING LINK ON THE SEC WEBSITE: HTTP://WWW.SEC.GOV/ARCHIVES/EDGAR/DATA/826326/000104746914009637/A2222388ZS-1.HTM.  ALTERNATIVELY, YOU MAY OBTAIN A COPY OF THE PROSPECTUS AND ANY OTHER PUBLICLY AVAILABLE DOCUMENTS FROM THE COMPANY BY CALLING (303) 467-5236 OR FROM BREAN CAPITAL BY CALLING (212) 702-6500.

Item 7.01	Regulation FD Disclosure.

On December 3, 2014, ARC Group Worldwide, Inc. (the “Company”) released an updated version of its company presentation. A copy of the presentation is attached hereto as Exhibit 99.1.  This presentation updates and supersedes all previously released company presentations. The Company announced the release of its updated presentation in a press release dated December 3, 2014.  A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

Various statements made in the presentation furnished as Exhibit 99.1 to this Form 8-K, are “forward-looking statements” under the securities laws. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” “target,” “goal,” “likely,” “will,” “would,” and “could,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties.

Important factors that could cause actual results to differ materially from those reflected in the Company’s forward-looking statements include, among others, factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s registration statement on Form S-1 filed by the Company on December 1, 2014. In addition to the risks described in the registration statement, the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other filings, which are on file with the SEC and available on the SEC’s website at www.sec.gov, contain other unknown or unpredictable factors also could affect the Company’s results.  There can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.

All written and verbal forward-looking statements attributable to ARC or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein. The Company cautions investors not to place undue reliance on the forward-looking statements the Company makes or that are made on its behalf. The Company presentation attached as Exhibit 99.1 to this Form 8-K has been provided only as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements contained in such slides from and after the date of such presentation whether as a result of new information, future events or otherwise

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Company Presentation, dated as of December 3, 2014.
99.2	Press Release of the Company, dated as of December 3, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.

Date: December 3, 2014	By:	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Chief Financial Officer